DEBENTURE AND WARRANT PURCHASE

                                    AGREEMENT




                           DATED AS OF APRIL 19, 2002




                                      AMONG




                           APPIANT TECHNOLOGIES, INC.



                                       AND



                       THE PURCHASERS LISTED ON EXHIBIT A

                                                                        PAGE
                                                                        ----

ARTICLE I   Purchase and Sale of Debentures and Warrants. . . . . . . .   3

    Section 1.1   Purchase and Sale of Debentures and Warrants. . . . .   3
    Section 1.2   Purchase Price and Closing. . . . . . . . . . . . . .   3
    Section 1.3   Escrow. . . . . . . . . . . . . . . . . . . . . . . .   4
    Section 1.4   Warrants. . . . . . . . . . . . . . . . . . . . . . .   4
    Section 1.5   Conversion Shares / Warrant Shares. . . . . . . . . .   4

ARTICLE II   Representations and Warranties . . . . . . . . . . . . . .   4

    Section 2.1   Representations and Warranties of the Company . . . .   4
    Section 2.2   Representations and Warranties of the Purchasers. . .  14

ARTICLE III   Covenants . . . . . . . . . . . . . . . . . . . . . . . .  16

    Section 3.1   Securities Compliance . . . . . . . . . . . . . . . .  16
    Section 3.2   Registration and Listing. . . . . . . . . . . . . . .  16
    Section 3.3   Inspection Rights . . . . . . . . . . . . . . . . . .  17
    Section 3.4   Compliance with Laws. . . . . . . . . . . . . . . . .  17
    Section 3.5   Keeping of Records and Books of Account . . . . . . .  17
    Section 3.6   Reporting Requirements. . . . . . . . . . . . . . . .  17
    Section 3.7   Amendments. . . . . . . . . . . . . . . . . . . . . .  18
    Section 3.8   Other Agreements. . . . . . . . . . . . . . . . . . .  18
    Section 3.9   Distributions . . . . . . . . . . . . . . . . . . . .  18
    Section 3.10  Subsequent Financings; Right of First Refusal . . . .  18
    Section 3.11  Reservation of Shares . . . . . . . . . . . . . . . .  19
    Section 3.12  Transfer Agent Instructions . . . . . . . . . . . . .  19
    Section 3.13  Disposition of Assets . . . . . . . . . . . . . . . .  20
    Section 3.14  Repayment of Other Indebtedness . . . . . . . . . . .  20
    Section 3.15  Non-public Information  . . . . . . . . . . . . . . .  20
    Section 3.16  Board Membership  . . . . . . . . . . . . . . . . . .  20
    Section 3.17  Stockholder Approval or Nasdaq Waiver . . . . . . . .  20

ARTICLE IV   Conditions . . . . . . . . . . . . . . . . . . . . . . . .  21

    Section 4.1   Conditions Precedent to the Obligation of the Company
                  to Close and to Sell the Debentures and Warrants. . .  21
    Section 4.2   Conditions Precedent to the Obligation of the
                  Purchasers to Close and toPurchase the
                  Debentures and Warrants . . . . . . . . . . . . . . .  21

ARTICLE V   Certificate Legend. . . . . . . . . . . . . . . . . . . . .  24

    Section 5.1   Legend. . . . . . . . . . . . . . . . . . . . . . . .  24

ARTICLE VI   Termination. . . . . . . . . . . . . . . . . . . . . . . .  25

    Section 6.1   Termination by Mutual Consent.. . . . . . . . . . . .  25
    Section 6.2   Effect of Termination . . . . . . . . . . . . . . . .  25

ARTICLE VII   Indemnification . . . . . . . . . . . . . . . . . . . . .  25

    Section 7.1   General Indemnity . . . . . . . . . . . . . . . . . .  25
    Section 7.2   Indemnification Procedure . . . . . . . . . . . . . .  25

ARTICLE VIII   Miscellaneous. . . . . . . . . . . . . . . . . . . . . .  26

    Section 8.1   Fees and Expenses . . . . . . . . . . . . . . . . . .  26
    Section 8.2   Specific Enforcement; Consent to Jurisdiction.. . . .  27
    Section 8.3   Entire Agreement; Amendment . . . . . . . . . . . . .  27
    Section 8.4   Notices . . . . . . . . . . . . . . . . . . . . . . .  28
    Section 8.5   Waivers . . . . . . . . . . . . . . . . . . . . . . .  28
    Section 8.6   Headings. . . . . . . . . . . . . . . . . . . . . . .  29
    Section 8.7   Successors and Assigns. . . . . . . . . . . . . . . .  29
    Section 8.8   No Third Party Beneficiaries. . . . . . . . . . . . .  29
    Section 8.9   Governing Law . . . . . . . . . . . . . . . . . . . .  29
    Section 8.10  Survival  . . . . . . . . . . . . . . . . . . . . . .  29
    Section 8.11  Counterparts  . . . . . . . . . . . . . . . . . . . .  29
    Section 8.12  Publicity . . . . . . . . . . . . . . . . . . . . . .  29
    Section 8.13  Severability  . . . . . . . . . . . . . . . . . . . .  29
    Section 8.14  Further Assurances  . . . . . . . . . . . . . . . . .  30

                    DEBENTURE AND WARRANT PURCHASE AGREEMENT


     This DEBENTURE AND WARRANT PURCHASE AGREEMENT is dated as of April 19, 2002 (this "Agreement") by and between Appiant Technologies, Inc., a Delaware
        ---------
corporation (the "Company"), and the entities listed on Exhibit A hereto (each a
                  -------                               ---------
"Purchaser"  and  collectively,  the  "Purchasers").
 ---------                             ----------

     The parties hereto agree as follows:


                                    ARTICLE I

                  PURCHASE AND SALE OF DEBENTURES AND WARRANTS

          Section  1.1  Purchase  and  Sale of Debentures and Warrants. Upon the
                        -----------------------------------------------
following  terms  and  conditions,  the  Company  shall  issue  and  sell to the
Purchasers, and the Purchasers shall purchase from the Company, secured convertible debentures in the aggregate principal amount of up to Four Million Dollars ($4,000,000.00) bearing interest at the rate of eight percent (8%) per annum, convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), in substantially the form attached hereto as
                   -------------
Exhibit  B  (the "Debentures"), and warrants to purchase shares of Common Stock,
----------        ----------
in  substantially  the  form  attached hereto as Exhibit C (the "Warrants"), set
                                                 ---------       --------
forth  with  respect  to  such  Purchaser  on  Exhibit  A hereto.  The aggregate
                                               ----------
purchase price may be funded in one or more tranches as agreed upon by the Company and the Purchasers. The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), including Regulation D ("Regulation D"), and/or upon such
 ---------------                                ------------
other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

          Section  1.2  Purchase  Price and Closing. The Company agrees to issue
                        ----------------------------
and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers agree to purchase the Debentures and Warrants for an aggregate purchase price of up to Four Million Dollars ($4,000,000.00) (the
"Purchase  Price").  The  closing of the purchase and sale of the Debentures and
 ---------------
Warrants  (each  a  "Closing") to be acquired by the Purchasers from the Company
                     -------
under this Agreement shall take place at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 (the "Closing") at 10:00 a.m., New York time on (i) the date on which
                 -------
the last to be fulfilled or waived of the conditions set forth in Article IV hereof and applicable to such Closing shall be fulfilled or waived in accordance herewith or (ii) at such other time and place or on such date as the Purchasers and the Company may agree upon (each a "Closing Date"). The Closing Date of the
                                        ------------
first  tranche of Debentures and Warrants (the "Initial Closing") shall occur on
                                                ---------------
or before April 19,2002 or such other date as the Company and the Purchasers shall mutually agree (the "Initial Closing Date"). The Closing Date of the final
                           --------------------
tranche  of  Debentures and Warrants to be purchased hereunder shall occur on or before April 30, 2002 or such other date as the Company and the Purchasers may mutually agree (the "Final Closing Date").
                                                        --------------------

          Section  1.3 Escrow. On or before each Closing Date, the Company shall
                       ------
deliver  to  the  escrow  agent  (the  "Escrow  Agent") identified in the Escrow
                                        -------------
Agreement  attached  hereto as Exhibit H (the "Escrow Agreement") Debentures and
                                               ----------------
Warrants  in  the  amounts  set  forth  opposite each Purchaser's name under the headings "Amount of Investment" and "Number of Warrants," respectively, on Exhibit A hereto, registered in such Purchaser's name (or its nominee) and prior to each Closing Date, each Purchaser shall pay by wire transfer of funds into escrow the Purchase Price set forth opposite each Purchaser's name on Exhibit A. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to each Closing. The Company acknowledges that the purchase prices of
                         and                          for their  respective  pro
------------------------     ------------------------
rata  portions  of  the  Debentures  and  Warrants  were advanced and evidenced,
respectively, by a promissory notes issued by the Company in favor of        for
                                                                     --------
the  principal  amount  of $150,000 and in favor of             in the principal
                                                    -----------
amount of $125,000 (the "Bridge Notes").
                         ------------

          Section 1.4 Warrants. At the Closing, the Company shall have issued to
                      --------
the Purchasers Warrants to purchase an aggregate of _________ shares of Common Stock. The Warrants shall be exercisable for five (5) years from the date of issuance and shall have an exercise price equal to the Warrant Price (as defined in the Warrants).

          Section  1.5  Conversion  Shares  /  Warrant  Shares.  The Company has
                        --------------------------------------
authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of its authorized but unissued shares of its Common Stock equal to at least 200% of the aggregate number of shares of Common Stock to effect the conversion of the Debentures and any interest accrued and outstanding thereon and exercise of the Warrants. Any shares of Common Stock issuable upon conversion of the Debentures and any interest accrued and outstanding thereon and exercise of the Warrants (and such shares when issued) are herein referred to as the "Conversion
                                                                      ----------
Shares"  and  the "Warrant Shares," respectively.  The Debentures, the Warrants,
-----              --------------
the Conversion Shares and the Warrant Shares are sometimes collectively referred to herein as the "Securities".
                      ----------

                                   ARTICLE II

                         Representations and Warranties

          Section 2.1 Representations and Warranties of the Company. In order to
                      ---------------------------------------------
induce the Purchasers to enter into this Agreement and to purchase the Debentures and the Warrants, the Company hereby makes the following representations and warranties to the Purchasers:

          (a)     Organization,  Good  Standing  and  Power.  The  Company  is a
                  -----------------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any Subsidiaries (as defined in Section 2.1(g)) or own securities of any kind in any other entity except as set forth on Schedule 2.1(g) hereto. The Company and each
                                    ---------------
such Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this
                               -----------------------
Agreement, "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects or financial condition of the Company or its Subsidiaries and which is material to such entity or other entities controlling or controlled by such entity or which is likely to materially hinder the performance by the Company of its obligations hereunder and under the other Transaction Documents (as defined in Section 2.1(b) hereof).

          (b)     Authorization;  Enforcement.  The  Company  has  the requisite
                  ---------------------------
corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Security Agreement, the Debentures, the Warrants and the Irrevocable Transfer Agent Instructions (as defined in Section 3.12) (collectively, the "Transaction Documents") and to issue and sell the
                             ----------------------
Securities in accordance with the terms hereof and the Debentures and the Warrants, as applicable. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. The other Transaction
Documents will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

          (c)     Capitalization.  The  authorized  capital stock of the Company
                  --------------
and the shares thereof currently issued and outstanding as of April 2, 2002 are set forth on Schedule 2.1(c) hereto. All of the outstanding shares of the
                ----------------
Company's Common Stock and any other security of the Company have been duly and validly authorized. Except as set forth in this Agreement or on Schedule 2.1(c)
                                                                 ---------------
hereto, no shares of Common Stock or any other security of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement or on Schedule 2.1(c) hereto, there are no
                                            ---------------
contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the
Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as provided on Schedule 2.1(c) hereto, the Company is not a party to or bound by
               ---------------
any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as set forth on Schedule 2.1(c), the Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth on Schedule 2.1(c) hereto, the offer
                                               ---------------
and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and no holder of such securities has a right of rescission or claim for damages with respect thereto which could have a Material Adverse Effect. The Company has furnished or made available to the Purchasers and their counsel true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof (the "Articles"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws").

          (d)     Issuance of Securities.  The Debentures and the Warrants to be
                  ----------------------
issued at the Closing have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Debentures shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind. When the Conversion Shares and Warrant Shares are issued and paid for in accordance with the terms of this Agreement and as set forth in the Debentures and Warrants, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

          (e)     No  Conflicts.  The execution, delivery and performance of the
                  -------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of the Company's Articles or Bylaws or any Subsidiary's comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries' respective properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of the Company or any of its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which any of their respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected, except, in all cases other than violations pursuant to clauses (i) or (iv) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Debentures, the Warrants, the Conversion Shares and the Warrant Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Commission, The Nasdaq SmallCap Market prior to or subsequent to the Closing, or state securities administrators subsequent to the Closing, or any registration statement which may be filed pursuant hereto).

          (f)     Commission  Documents, Financial Statements.  The Common Stock
                  -------------------------------------------
of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, except as
                                                  ------------
disclosed  on  Schedule 2.1(f) hereto, the Company has timely filed all reports,
               ---------------
schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "Commission Documents"). The Company has delivered or
                           --------------------
made available to the Purchasers true and complete copies of the Commission Documents filed with the Commission since January 14, 2002. The Company has not provided to the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. At the time of each filing, the Form 10-K for the fiscal year ended September 30, 2001 (the "Form 10-K") and the Form 10-Q for the fiscal period ended December
             ----------
31, 2001 (the "Form 10-Q"), respectively, complied in all material respects with
               ---------
the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and the Form 10-K and the Form 10-Q did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent
                                                  ----
basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (g)     Subsidiaries.  Schedule  2.1(g)  hereto  set  forth  each
                  ------------   ----------------
Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding stock or other interests of such Subsidiary. For the purposes of this Agreement, "Subsidiary" shall mean any corporation or other entity of which
                 ----------
at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence except as set forth on Schedule 2.1(g) hereto.
                                                         ---------------
Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

          (h)     No  Material  Adverse  Change.  Since  December  31, 2001, the
                  -----------------------------
Company has not experienced or suffered any Material Adverse Effect, except as disclosed on Schedule 2.1(h) hereto.
               ----------------

          (i)     No  Undisclosed  Liabilities.  Neither  the Company nor any of
                  ----------------------------
its Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company's or its Subsidiaries respective businesses since December 31, 2001 and disclosed to the Purchasers and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its Subsidiaries.

          (j)     No  Undisclosed  Events  or Circumstances.  Since December 31,
                  -----------------------------------------
2001,  except  as  disclosed on Schedule 2.1(j) hereto, no event or circumstance
                                ---------------
has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

          (k)     Indebtedness.  Schedule  2.1(k)  hereto  sets  forth as of the
                  ------------   ----------------
date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities
                                    ------------
for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the Debentures thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Except as disclosed on Schedule 2.1(k),
                                                                ---------------
neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

          (l)     Title to Assets.  Each of the Company and the Subsidiaries has
                  ---------------
good and marketable title to all of its real and personal property, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances of any nature whatsoever, except for those indicated on Schedule
                                                                        --------
2.1(l)  hereto  or  such  that,  individually or in the aggregate, do not
------
have a Material Adverse Effect. All said leases of the Company and each of its Subsidiaries are valid and subsisting and in full force and effect.

          (m)     Actions  Pending.  There  is  no  action,  suit,  claim,
                  ----------------
investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth on Schedule 2.1(m) hereto, there is no action, suit, claim,
                        ---------------
investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any Subsidiary or any of their respective properties or assets, which individually or in the aggregate, would have a Material Adverse
Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or Subsidiary in their capacities as such, which individually or in the aggregate, would have a Material Adverse Effect.

          (n)     Compliance  with  Law.  The  business  of  the Company and the
                  ---------------------
Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth on Schedule 2.1(n) hereto or such that,
                                         ----------------
individually or in the aggregate, the noncompliance therewith would not have a Material Adverse Effect. The Company and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (o)     Taxes.  Except  as  set  forth  on Schedule 2.1(o) hereto, the
                  -----                              ---------------
Company and each of the Subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary is subject and which are not currently due and payable. Except as disclosed on Schedule 2.1(o)
                                                                 ---------------
hereto, none of the federal income tax returns of the Company or any Subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

          (p)     Certain  Fees.  Except as set forth on Schedule 2.1(p) hereto,
                  -------------                          ---------------
the Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

          (q)     Disclosure.  To  the  best of the Company's knowledge, neither
                  ----------
this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

          (r)     Operation  of  Business.  The  Company  and  each  of  the
                  -----------------------
Subsidiaries owns or possesses all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, including, but not limited to, those listed on Schedule 2.1(r) hereto, and all rights with
                                     ---------------
respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others.

          (s)     Environmental  Compliance.  Except  as  disclosed  on Schedule
                  -------------------------                             --------
2.1(s)  hereto,  the  Company  and  each  of  its Subsidiaries have obtained all
------
material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. Schedule
                                                                        --------
2.1(s) hereto sets forth all material permits, licenses and other authorizations
------
issued under any Environmental Laws to the Company or its Subsidiaries. "Environmental Laws" shall mean all applicable laws relating to the protection
---------------------
of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except as set forth on Schedule 2.1(s) hereto, the Company has all necessary governmental
           ----------------
approvals required under all Environmental Laws and used in its business or in the business of any of its Subsidiaries. The Company and each of its Subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its Subsidiaries that violate or may violate any Environmental Law after the Closing or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including, without limitation, underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance. "Environmental Liabilities" means all liabilities of a person (whether such
 --------------------------
liabilities are owed by such person to governmental authorities, third parties or otherwise) whether currently in existence or arising hereafter which arise under or relate to any Environmental Law.

          (t)     Books  and Records; Internal Accounting Controls.  The records
                  ------------------------------------------------
and documents of the Company and its Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any Subsidiary. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

          (u)     Material Agreements.  Except for the Transaction Documents and
                  -------------------
as  set  forth on Schedule 2.1(u) hereto, neither the Company nor any Subsidiary
                  ---------------
is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission (collectively, "Material Agreements") if the Company or any
                                     -------------------
Subsidiary were registering securities under the Securities Act. The Company and each of its Subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of the Company's knowledge are not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect. No written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any Subsidiary limits or shall limit the payment of interest on the Debentures, or dividends on its Common Stock.

          (v)     Transactions with Affiliates.  Except as set forth on Schedule
                  ----------------------------                          --------
2.1(v)  hereto,  there  are  no  loans,  leases,  agreements, contracts, royalty
------
agreements, management contracts or arrangements or other continuing transactions between (a) the Company, any Subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its Subsidiaries, or any person owning any capital stock of the Company or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

          (w)     Securities  Act  of  1933.  The  Company has complied and will
                  -------------------------
comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Debentures, the Warrants, the Conversion Shares and the Warrant Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

          (x)  Governmental  Approvals.  Except  as  set  forth  on  Schedule
               -----------------------                               --------
2.1(x)  hereto,  and  except for the filing of any notice prior or subsequent to
------
the Closing that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Debentures and the Warrants, or for the performance by the Company of its obligations under the Transaction Documents.

          (y)  Employees.  Neither  the  Company  nor  any  Subsidiary  has  any
               ---------
collective bargaining arrangements or agreements covering any of its employees. Except as set forth on Schedule 2.1(y) hereto, neither the Company nor any
                            ----------------
Subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such Subsidiary. Since December 31, 2001, no officer, consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.

          (z)  Absence  of  Certain  Developments.  Except  as  set  forth  on
               ----------------------------------
Schedule  2.1(z)  hereto,  since  December 31, 2001, neither the Company nor any
----------------
Subsidiary  has:


               (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

              (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's or such Subsidiary's business;

             (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

              (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

               (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

              (vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except in the ordinary course of business or to the Purchasers or its representatives;

             (vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

            (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

              (ix) made capital expenditures or commitments therefor that aggregate in excess of $100,000;

               (x) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

              (xi) made charitable contributions or pledges in excess of $100,000;

             (xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

            (xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment;

             (xiv) effected any two or more events of the foregoing kind which in the aggregate would cause a Material Adverse Effect; or

              (xv) entered into an agreement, written or otherwise, to take any of the foregoing actions.


          (aa) Use  of  Proceeds.  The proceeds from the sale of the Debentures
               -----------------
and the Warrant Shares will be used by the Company to repay its outstanding bank Indebtedness and the remainder, if any, shall be used for working capital purposes subject to the prior written consent of a majority of the principal amount of the Debentures outstanding at the time consent is required. Notwithstanding the foregoing, the proceeds from the sale of the Debentures and the Warrant Shares shall not be used to repay any (i) outstanding Indebtedness or any loans to officer, director, affiliate or insider of the Company or (ii) Accounts Payable. For purposes of this Section 2.1(aa), Accounts Payable shall mean short-term amounts owed to external vendors for goods and/or services purchased.

          (bb) Public  Utility  Holding  Company  Act and Investment Company Act
               -----------------------------------------------------------------
Status.  The Company is not a "holding company" or a "public utility company" as
------
such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          (cc) ERISA.  No liability to the Pension Benefit Guaranty Corporation
               -----
has been incurred with respect to any Plan by the Company or any of its Subsidiaries which is or would cause a Material Adverse Effect. The execution and delivery of this Agreement and the issue and sale of the Debentures, the Conversion Shares and the Warrant Shares will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if any Purchaser, or any person or entity that owns a beneficial interest in any Purchaser, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(cc), the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

          (dd) Dilutive  Effect.  The  Company  understands  and  acknowledges
               ----------------
that the number of Conversion Shares issuable upon conversion of the Debentures and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Debentures in accordance with this Agreement and its obligations to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

          (ee) Delisting  Notification.  The  Company  has  not  received  a
               -----------------------
delisting  notification  from  The  Nasdaq  SmallCap  Market.

          Section  2.2     Representations and Warranties of the Purchasers.
                           ------------------------------------------------
Each of the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other
Purchaser:

          (a)  Organization  and  Standing  of  the Purchasers. If the Purchaser
               -------------------------------------------
is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

          (b)  Authorization  and  Power.  Each  Purchaser  has  the  requisite
               -------------------------
power and authority to enter into and perform the Transaction Documents and to purchase the Debentures and Warrants being sold to it hereunder. The execution, delivery and performance of the

Transaction Documents by each Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by each Purchaser. The other Transaction Documents constitute, or shall constitute when executed and delivered, a valid and binding obligations of each Purchaser enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

          (c)  Acquisition  for  Investment.  Each  Purchaser  is purchasing the
               ----------------------------
Debentures and acquiring the Warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Each Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein
                    --------  -------
and subject to Section 2.2(e) below, each Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of any of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company and is (ii) able to bear the financial risks associated with an investment in the Securities and (iii) that it has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

          (d)  Rule  144.  Each  Purchaser  understands that the Securities must
               ---------
be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Each Purchaser acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"),
                                                                     --------
and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Each Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

          (e)  General.  Each  Purchaser  understands  that  the  Securities are
               -------
being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities. Each Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

          (f)  Opportunities  for  Additional  Information.  Each  Purchaser
               -------------------------------------------
acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser's personal knowledge of the Company's affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company.

          (g)  No  General  Solicitation.  Each  Purchaser acknowledges that the
               -------------------------
Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

          (h)  Accredited  Investor.  Each  Purchaser  is  a  sophisticated
               --------------------
investor (as described in Rule 506(b)(2)(ii) of Regulation D) or an accredited investor (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Each Purchaser has been represented by sophisticated and able legal counsel or its choice. Each Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

          (i)  Not  an  Affiliate.  The Purchaser is not an officer, director
               ------------------
or "affiliate" (as that term is defined in Rule 405 of Regulation C, promulgated under the Securities Act) of the Company.


                                  ARTICLE III

                                    COVENANTS

     The Company covenants with each Purchaser as follows, which covenants are for the benefit of each Purchaser and their respective permitted assignees.

          Section  3.1     Securities  Compliance.  The Company shall notify the
                           ----------------------
Commission in accordance with their rules and regulations, of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers, or their respective subsequent holders.

          Section  3.2     Registration and Listing.  The Company will cause its
                           ------------------------
Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall take all action necessary to continue the listing or trading of its Common Stock on The Nasdaq SmallCap Market or any successor market. The Company will promptly file the "Listing Application" for, or in connection with, the issuance and delivery of the Conversion Shares and the Warrant Shares.

          Section  3.3     Inspection  Rights.  The Company shall permit, during
                           ------------------
normal business hours and upon reasonable request and reasonable notice, a Purchaser or any employees, agents or representatives thereof, so long as a Purchaser shall be obligated hereunder to purchase the Debentures or shall beneficially own the Debentures, or shall own Conversion Shares, Warrant Shares or the Warrants to purchase Warrant Shares which, in the aggregate, represent more than two percent (2%) of the total combined voting power of all voting securities then outstanding, to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect, during the term of the Debentures and Warrants, the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors, and key employees.

          Section  3.4     Compliance  with Laws.  The Company shall comply, and
                           ---------------------
cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

          Section  3.5     Keeping of Records and Books of Account.  The Company
                           ---------------------------------------
shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

          Section  3.6     Reporting  Requirements.  The  Company  shall furnish
                           -----------------------
three (3) copies of the following to the Purchasers in a timely manner so long as the Purchasers shall be obligated hereunder to purchase the Debentures or shall beneficially own the Debentures or Warrants, or shall own Conversion Shares or Warrant Shares which, in the aggregate, represent more than one percent (1%) of the total combined voting power of all voting securities then outstanding:

          (a) Quarterly Reports filed with the Commission on Form 10-Q as soon as available, and in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of the Company;

          (b) Annual Reports filed with the Commission on Form 10-K as soon as available, and in any event within one hundred six (106) days after the end of each fiscal year of the Company; and

          (c) Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

          Section  3.7     Amendments.  The Company shall not amend or waive any
                           ----------
provision of the Articles or Bylaws of the Company in any way that would adversely affect the exercise rights, voting rights, prepayment rights or redemption rights of the holder of the Debentures or the Warrants.

          Section  3.8     Other  Agreements.  The  Company shall not enter into
                           -----------------
any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any Subsidiary under any Transaction Document.

          Section  3.9     Distributions.  So  long  as  any  Debentures  remain
                           -------------
outstanding, the Company agrees that it shall not, without the prior written consent of a majority of the Purchasers pursuant to Section 8.3, which consent may be granted or denied in the sole discretion of the Purchasers (i) declare or pay any dividends (other than a stock dividend or stock split) or make any distributions to any holder(s) of Common Stock or (ii) purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company.

          Section  3.10     Subsequent  Financings;  Right  of  First  Refusal.
                            --------------------------------------------------
During the period commencing on the Closing Date and ending sixty (60) days after the Effectiveness Date (as defined in the Registration Rights Agreement), the Company covenants and agrees that it will not, without the prior written consent of the holders of a majority of the principal amount of the Debentures outstanding at the time consent is required, enter into any subsequent offer or sale to, or exchange with (or other type of distribution to), any third party, of Common Stock or any securities convertible, exercisable or exchangeable into Common Stock, including convertible and non-convertible debt securities (collectively, the "Financing Securities"), the primary purpose of which would
                      --------------------
be  to  obtain  financing  for the Company (a "Subsequent Financing") where such
                                               --------------------
offer or sale of Financing Securities is for an amount in excess of Two Million Dollars ($2,000,000); provided, however, that if the Company consummates a
                        --------   -------
Subsequent Financing prior to the sixtieth (60th) day immediately following the Effectiveness Date, the Company shall not file a registration statement with the Commission registering the shares of Common Stock issued or issuable pursuant to such Subsequent Financing before the Registration Statement (as defined in the Registration Rights Agreement) has been declared effective by the Commission. For purposes of this Agreement, a Permitted Financing (as defined hereinafter) shall not be considered a Subsequent Financing. A "Permitted Financing" shall mean any transaction of the Company involving (1) shares of Common Stock to be issued (other than for cash) in connection with a strategic merger and/or acquisition, consolidation, sale or disposition of assets; (2) the issuance of securities in exchange for assets; (3) a public firm commitment offering at market; and (4) shares of Common Stock or the issuance of options to purchase shares of Common Stock to employees, officers, directors, consultants and vendors in accordance with the Company's existing employee stock ownership plans.

          (b)  For  a  period  of  twenty-four  (24)  months  following  the
Effectiveness Date (as defined in the Registration Rights Agreement), the Company covenants and agrees to promptly notify (in no event later than five (5) days after making or receiving an applicable offer) in writing (a "Rights
                                                                          ------
Notice")  Intercoastal  Financial  Services Corp. ("Intercoastal"), on behalf of
                                                    ------------
the Purchasers, of any proposed Subsequent Financing. The Rights Notice shall describe, in reasonable detail, the terms and conditions of the proposed Subsequent Financing, the proposed closing date of the Subsequent Financing, which shall be within twenty (20) calendar days from the date of the Rights Notice, including, without limitation, all of the terms and conditions thereof. The Rights Notice shall provide each Purchaser an option (the "Rights Option")
                                                                 -------------
during the ten (10) trading days following delivery of the Rights Notice (the "Option Period") to purchase such amount as the Company and each Purchaser may
 --------------
agree to up to such Purchaser's pro rata portion of the Purchase Price of the securities being offered in such Subsequent Financing on the same, absolute terms and conditions as contemplated by such Subsequent Financing (the "First
                                                                           -----
Refusal  Rights").  If  any  Purchaser elects not to exercise its Rights Option,
---------------
Intercoastal shall have the right to place the securities underlying such Purchaser's Rights Option with any third party. Delivery of any Rights Notice constitutes a representation and warranty by the Company that there are no other material terms and conditions, arrangements, agreements or otherwise except for those disclosed in the Rights Notice, to provide additional compensation to any party participating in any proposed Subsequent Financing, including, but not limited to, additional compensation based on changes in the Purchase Price or any type of reset or adjustment of a purchase or conversion price or to issue additional securities at any time after the closing date of a Subsequent Financing. If the Company does not receive notice of exercise of the Rights Option from any of the Purchasers within the Option Period, the Company shall have the right to close the Subsequent Financing on the scheduled closing date with a third party; provided that all of the terms and conditions of the closing
                    --------
are the same as those provided to the Purchasers in the Rights Notice. If the closing of the proposed Subsequent Financing does not occur on that date, any closing of the contemplated Subsequent Financing or any other Subsequent
Financing shall be subject to all of the provisions of this Section 3.10, including, without limitation, the delivery of a new Rights Notice.

          Section  3.11     Reservation of Shares.  So long as the Debentures or
                            ---------------------
Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, 200% of the maximum number of shares of Common Stock to effect the conversion of the Debentures and any interest accrued and outstanding thereon and exercise of the Warrants.

          Section  3.12    Transfer Agent Instructions.  The Company shall issue
                           ---------------------------
irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of the Purchasers or their respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by the Purchasers to the Company upon conversion of the Debentures or exercise of the Warrants, in the form of Exhibit
                                                                         -------
D  attached  hereto  (the  "Irrevocable Transfer Agent Instructions").  Prior to
-                           ---------------------------------------
registration of the Conversion Shares and the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 5.1 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.12 will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this
Section 3.12 shall affect in any way the Purchasers' obligations and agreements set forth in Section 5.1 to comply with all applicable prospectus delivery requirements, if any, upon the resale of the Conversion Shares and the Warrant Shares. If a Purchaser provides the Company with an acceptable opinion of qualified counsel, in a generally acceptable form, substance and scope, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act or the

Purchasers provide the Company with acceptable reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchasers and without any restrictive legend. The Company acknowledges that a breach by it of its obligations under this Section 3.12 will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.12 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.12, that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          Section  3.13     Disposition  of  Assets.  So  long as the Debentures
                            -----------------------
remain outstanding, neither the Company nor any Subsidiary shall sell, transfer or otherwise dispose of any of its properties, assets and rights including, without limitation, its software and intellectual property, to any person except for sales to customers in the ordinary course of business or with the prior written consent of the holders of a majority of the principal amount of the Debentures then outstanding.

          Section  3.14     Repayment  of  Other  Indebtedness.  So  long as the
                            ----------------------------------
Debentures remain outstanding, the Company shall not use the proceeds from the sale of the Securities by the Company to repay any Indebtedness for borrowed money owed by the Company to any officer, director, affiliate or insider of the Company.

          Section  3.15     Non-public Information.  Neither the Company nor any
                            ----------------------
of its officers or agents shall disclose any material non-public information about the Company to the Purchasers and neither the Purchasers nor any of their affiliates, officers or agents will solicit any material non-public information from the Company.

          Section  3.16     Board  Membership.  So long as the Debentures remain
                            -----------------
outstanding, Intercoastal shall have the right to appoint one (1) director to serve on the Company's Board of Directors, and the Company shall take all actions necessary under its Certificate and Bylaws to permit Intercoastal to appoint said director to serve on the Company's Board of Directors as soon as practicable, but in no event later than twenty (20) business days after the Closing Date. Further, in the event that a vacancy or vacancies occur on the Board of Directors, Intercoastal shall be entitled to appoint a director to fill one (1) vacant seat on the Board of Directors .

          Section  3.17     Stockholder Approval or Nasdaq Waiver.  Prior to the
                            -------------------------------------
sixtieth (60th) day following the Initial Closing Date, the Company must obtain either (a) approval by the stockholders of the Maker of the proposal presented and recommended by the Board of Directors of the Maker to approve the Purchasers acquiring in excess of 19.99% of the issued and outstanding shares of Common Stock upon conversion of the Debentures and/or exercise of the Warrants or (b) a waiver by the Nasdaq SmallCap Market (or any successor entity) of such stockholder approval (a "Nasdaq Waiver"), as required by the applicable rules
                            -------------
and regulations of the Nasdaq SmallCap Market (or any successor entity) applicable to approve the issuance of share of Common Stock in excess of 19.99% of the issued and outstanding shares of Common Stock of the Maker pursuant to the terms hereof; provided, however, that the Company must request such a Nasdaq
                  --------  -------
Waiver no later than the fifth (5th) business day following the Initial Closing Date.

                                   ARTICLE IV

                                   CONDITIONS

          Section  4.1     Conditions Precedent to the Obligation of the Company
                           -----------------------------------------------------
to  Close  and to Sell the Debentures and Warrants.  The obligation hereunder of
--------------------------------------------------
the Company to close and issue and sell the Debentures and the Warrants to the Purchasers at the Closing Date is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a)     Accuracy  of  the  Purchasers' Representations and Warranties.
                  -------------------------------------------------------------
The representations and warranties of each the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

          (b)     Performance  by  the  Purchasers.  Each  Purchaser  shall have
                  --------------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

          (c)     No Injunction.  No statute, rule, regulation, executive order,
                  -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d)     Delivery  of  Purchase  Price.  The  Purchase  Price  for  the
                  -----------------------------
Debentures  and  Warrants has been delivered to the Company at the Closing Date.

          (e)     Delivery  of Transaction Documents.  The Transaction Documents
                  ----------------------------------
have  been  duly  executed  and  delivered  by  the  Purchasers  to the Company.

          Section  4.2     Conditions  Precedent  to  the  Obligation  of  the
                           ---------------------------------------------------
Purchasers to Close and to Purchase the Debentures and Warrants.  The obligation
        -------------------------------------------------------
hereunder of the Purchasers to purchase the Debentures and Warrants and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Purchasers' sole benefit and may be waived by the Purchasers at any time in their sole discretion.

          (a)     Accuracy  of  the  Company's  Representations  and Warranties.
                  -------------------------------------------------------------
Each of the representations and warranties of the Company in this Agreement, the Registration Rights Agreement, the Security Agreement and the Debentures shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

          (b)     Performance by the Company.  The Company shall have performed,
                  --------------------------
satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

          (c)     No  Suspension,  Etc.  Trading  in  the Company's Common Stock
                  ---------------------
shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall
  ---------
not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any national or international calamity or crisis of such magnitude in its effect on any financial market which, in each case, in the reasonable judgment of the Purchasers, makes it impracticable or inadvisable to purchase the Debentures.

          (d)     No Injunction.  No statute, rule, regulation, executive order,
                  -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e)     No  Proceedings  or Litigation.  No action, suit or proceeding
                  ------------------------------
before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

          (f)     Opinion  of  Counsel, Etc.  The Purchasers shall have received
                  --------------------------
an opinion of counsel to the Company, dated the Closing Date, in the form of Exhibit E hereto and such other certificates and documents as the Purchasers or
---------
their  counsel  shall  reasonably  require  incident  to  the  Closing.

          (g)     Warrants and Debentures.  The Company shall have delivered the
                  -----------------------
originally executed Warrants (in such denominations as each Purchaser may request) to the Purchasers and shall have delivered the originally executed Debentures (in such denominations as each Purchaser may request) to the Purchasers being acquired by the Purchasers at the Closing.

          (h)     Resolutions.  The Board of Directors of the Company shall have
                  -----------
adopted resolutions consistent with Section 2.1(b) hereof in a form reasonably acceptable to the Purchasers (the "Resolutions").
                                        -----------

          (i)     Reservation  of  Shares.  As  of the Closing Date, the Company
                  -----------------------
shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Debentures and the exercise of the Warrants, a number of shares of Common Stock equal to at least 200% of the aggregate number of Conversion Shares issuable upon conversion of the Debentures outstanding on the Closing Date and the number of Warrant Shares issuable upon exercise of the Warrants assuming the Warrants were granted on the Closing Date (after giving effect to the Debentures and the Warrants to be issued on the Closing Date and assuming the Debentures and Warrants were fully convertible or exercisable on such date regardless of any limitation on the timing or amount of such conversions or exercises).

          (j)     Transfer  Agent  Instructions.  The Irrevocable Transfer Agent
                  -----------------------------
Instructions,  in  the  form  of  Exhibit  D  attached  hereto,  shall have been
                                  ----------
delivered  to  and  acknowledged  in  writing  by  the Company's transfer agent.

          (k)     Secretary's  Certificate.  The Company shall have delivered to
                  ------------------------
the  Purchasers  a  secretary's certificate, dated as of the Closing Date, as to
(i) the Resolutions, (ii) the Articles, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

          (l)     Officer's Certificate.  On the Closing Date, the Company shall
                  ---------------------
have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this
Section  4.2  as  of  the  Closing  Date.

          (m)     Security Agreement.  As of the Closing Date, the Company shall
                  ------------------
have  executed  and  delivered  the  security agreement in the form of Exhibit F
                                                                       ---------
attached  hereto.

          (n)     UCC-1  Financing Statements.  The Company shall have filed all
                  ---------------------------
UCC-1 financing statements in form and substance satisfactory to the Purchasers at the appropriate offices to create a valid and perfected security interest in the Collateral (as defined in the Security Agreement).

          (o)     Judgment,  Lien  and  UCC  Search.  A  judgment,  lien and UCC
                  ---------------------------------
financing  statement  search  shall  have  been  completed  by  the  Purchasers.

          (p)     Fees  and  Expenses.  As  of  the  Closing  Date, all fees and
                  -------------------
expenses required to be paid by the Company shall have been or authorized to be paid by the Company as of the Closing Date.

          (q)     Registration  Rights  Agreement.  As  of the Closing Date, the
                  -------------------------------
Company shall have executed and delivered the Registration Rights Agreement in the Form of Exhibit G attached hereto.
               ----------

          (r)     Material  Adverse  Effect.  No  Material  Adverse Effect shall
                  -------------------------
have  occurred.


                                    ARTICLE V

                               Certificate Legend

          Section 5.1     Legend.  Each certificate representing the Debentures,
                          ------
the Conversion Shares, the Warrants and the Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky"
laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR APPIANT TECHNOLOGIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

     The Company agrees to reissue certificates representing any of the Securities, without the legend set forth above if at such time, prior to making any transfer of any such Securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer will not be effected until: (a) the Company has notified such holder that either (i) in the opinion of Company counsel, the registration of the Debentures, Conversion Shares, Warrants or Warrant Shares under the Securities Act is not required in connection with such proposed transfer; or (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act; and (b) the Company has notified such holder that either: (i) in the opinion of Company counsel, the registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected. The Company will use its best efforts to respond to any such notice from a holder within five (5) days. In the case of any proposed transfer under this Section 5, the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.

                                   ARTICLE VI

                                  Termination

          Section  6.1     Termination  by  Mutual  Consent.  This  Agreement
                           --------------------------------
may be terminated at any time prior to the Closing Date by the mutual written consent of the Company and the Purchaser.

          Section 6.2     Effect of Termination.  In the event of termination by
                          ---------------------
the Company or the Purchasers, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 6.1 herein, this Agreement shall become void and of no further force and effect, except for Sections 8.1 and 8.2, and Article VII herein. Nothing in this Section 6.2 shall be deemed to release the Company or any Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company and such Purchaser to compel specific performance by the other party of its obligations under this Agreement.


                                  ARTICLE VII

                                Indemnification

          Section  7.1     General  Indemnity.  The  Company agrees to indemnify
                           ------------------
and hold harmless each Purchaser (and its respective directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by each Purchaser regarding from a third party claim resulting from any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. The Purchasers severally but not jointly agree to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by the Purchasers herein; provided, however, that in no event shall the
                              --------   -------
liability of any Holder hereunder be greater in amount than the dollar amount of the investment by such Holder in the Securities pursuant to this Agreement.

          Section  7.2     Indemnification  Procedure.  Any  party  entitled  to
                           --------------------------
indemnification under this Article VII (an "indemnified party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party by a third party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect to such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VII to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Article VII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.


                                  ARTICLE VIII

                                  Miscellaneous

          Section  8.1     Fees and Expenses.  Each party shall pay the fees and
                           -----------------
expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided,
                                                                       --------
however,  that  the Company shall pay on the Closing Date such fees and expenses
-------
set  forth  on  Schedule 2.1(p) hereto, including all reasonable attorneys' fees
                ---------------
and expenses not to exceed up to $40,000 (plus all disbursements and out-of-pocket expenses incurred by attorneys) incurred by the Purchasers in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated thereunder. In lieu of the foregoing payment, the Purchasers may retain such amounts at the Closing or require the Company to pay such amounts directly to Purchasers' counsel. In addition, the Company shall pay all reasonable fees and expenses incurred by the Purchasers in connection with any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents or incurred in connection with the enforcement of this Agreement and any of the other Transaction Documents, including, without limitation, all reasonable attorneys' fees, disbursements and expenses.

          Section  8.2     Specific  Enforcement;  Consent  to  Jurisdiction.
                           -------------------------------------------------

          (a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction
Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

          (b) The Company and each Purchaser (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8.2 shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Purchasers hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Debentures, this Agreement, the Registration Rights Agreement or the Warrants, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

          Section  8.3     Entire  Agreement; Amendment.  This Agreement and the
                           ----------------------------
Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least a majority of the principal amount of the Debentures then outstanding, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Debentures then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Debentures, as the case may be.

          Section 8.4     Notices.  Any notice, demand, request, waiver or other
                          -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:


If  to  the  Company:          Appiant  Technologies,  Inc.
                               6663  Owens  Drive
                               Pleasanton,  California  94588
                               Attention:  Chief  Financial  Officer
                               Telecopier:  (925)  847-3806
                               Telephone:  (925)  251-3200

with copies (which copies
shall not constitute notice
to the Company) to:            Morrison  &  Foerster  LLP
                               755  Page  Mill  Road
                               Palo  Alto,  CA  94304
                               Attention:  Stephen  J.  Schrader
                               Telecopier:  (650)  494-0792
                               Telephone:  (650)  813-5600

If  to  any  Purchaser:        At the address of such Purchaser set forth on
                               Exhibit  A  to  this  Agreement.
                               ----------

with copies to:                Christopher S. Auguste, Esq.
                               Jenkens  &  Gilchrist  Parker  Chapin  LLP
                               The  Chrysler  Building
                               405  Lexington  Ave.
                               New  York,  New  York  10174
                               Telecopier:  (212)  704-6288
                               Telephone:  (212)  704-6000

     Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

          Section  8.5     Waivers.  No  waiver  by  either party of any default
                           -------
with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

          Section  8.6     Headings.  The  article,  section  and  subsection
                           --------
headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

          Section  8.7     Successors  and  Assigns.  This  Agreement  shall  be
                           ------------------------
binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the permitted assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement. The Purchasers may assign the Debentures, the Warrants and its rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company.

          Section  8.8     No  Third  Party  Beneficiaries.  This  Agreement  is
                           -------------------------------
intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          Section  8.9     Governing  Law.  This  Agreement shall be governed by
                           --------------
and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

          Section  8.10     Survival.  The representations and warranties of the
                            --------
Company and the Purchasers contained in Sections 2.1(o) and 2.1(s) should survive indefinitely and those contained in Article II, with the exception of Sections 2.1(o) and 2.1(s), shall survive the execution and delivery hereof and the Closing until the date three (3) years from the Closing Date, and the agreements and covenants set forth in Articles I, III, V, VII and VIII of this Agreement shall survive the execution and delivery hereof and the Closing hereunder.

          Section  8.11     Counterparts.  This Agreement may be executed in any
                            ------------
number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

          Section  8.12     Publicity.  The  Company  agrees  that  it  will not
                            ---------
disclose, and will not include in any public announcement, the names of the Purchasers without the consent of the Purchasers in accordance with Section 8.3, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, and then only to the extent of such requirement.

          Section  8.13     Severability.  The  provisions of this Agreement are
                            ------------
severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

          Section  8.14     Further Assurances.  From and after the date of this
                            ------------------
Agreement, upon the request of the Purchasers or the Company, the Company and each Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Debentures, the Warrants, the Security Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.


                                       APPIANT TECHNOLOGIES, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       [INVESTOR]



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       [INVESTOR]



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       [INVESTOR]



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: